UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010

ZORAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-2794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (408) 523-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 below, Zoran Corporation’s (the “Company”) stockholders approved the adoption of certain amendments to the Company’s 2005 Equity Incentive Plan (as amended, the “Amended Plan”) at the Annual Meeting of Stockholders held on June 25, 2010. In general, these amendments (a) increase the aggregate number of shares of the Company’s common stock issuable under the Amended Plan from 7,056,663 to 10,656,663; (b) increase the fungible share limit under the Amended Plan; (c) eliminate prescribed vesting requirements for restricted stock and restricted stock unit awards granted under the Amended Plan; and (d) extend the performance award feature of the Amended Plan. A more detailed summary of the material terms of the Amended Plan appear in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2010.

The foregoing description of the Amended Plan is qualified in its entirety by the text of the Amended Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2010, the Company held its 2010 Annual Meeting of Stockholders. The matters voted on by the Company’s stockholders and the voting results are as follows:

A. Election of Directors. All seven nominees for director were elected.

Name	For	Against	Abstain	Broker Non-Votes
Levy Gerzberg, Ph.D.	38,541,115	2,229,673	0	6,315,737
Uzia Galil	22,906,514	17,864,274	0	6,315,737
Raymond A. Burgess	39,463,017	1,307,771	0	6,315,737
James D. Meindl, Ph.D.	22,893,992	17,876,796	0	6,315,737
James B. Owens, Jr.	39,416,308	1,354,480	0	6,315,737
Arthur B. Stabenow	22,894,198	17,876,590	0	6,315,737
Philip M. Young	38,445,496	2,325,292	0	6,315,737

B. Approval of certain amendments to the Company’s 2005 Equity Incentive Plan. The amendments to the Company’s 2005 Equity Incentive Plan were approved.

For	Against	Abstain	Broker Non-Votes
22,650,769	17,430,082	689,937	6,315,737

C. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The appointment of Deloitte & Touche LLP was ratified.

For	Against	Abstain	Broker Non-Votes
46,693,331	280,135	113,059	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Title

10.1	Zoran Corporation 2005 Equity Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZORAN CORPORATION

By:	/S/ KARL SCHNEIDER
Name:	Karl Schneider
Title:	Senior Vice President of Finance and Chief Financial Officer

Dated: June 29, 2010